PRESS RELEASE

                                                                      Exhibit 99

XL Capital Ltd
Cumberland House
One Victoria Street
P.O. Box HM 2245
Hamilton HM JX
Bermuda
Phone:  (441) 292-8515
Fax:  (441) 292-5280

NEWS RELEASE

IMMEDIATE

Contact: Gavin R. Arton
         (441) 292-8515

            XL CAPITAL PROVIDES SUPPLEMENTAL SELECTED FINANCIAL DATA

HAMILTON BERMUDA January 24, 2000 -- XL Capital Ltd (NYSE:XL) today provided supplemental selected quarterly and year to date financial data for 1998 and 1999.

     This supplemental selected financial data includes the merger with NAC Re Corp., which has been accounted for as a "pooling of interests" under U.S. generally accepted accounting principles ("GAAP"), and is based upon the Company's new fiscal year end of December 31. The results of operations for any interim period are not necessarily indicative of the results for a full year. The data for the fiscal year ended December 31, 1998 was derived from adjusted audited financial statements based on the Company's previous year end of November 30, 1998. This presentation does not include all of the information and footnotes required by U.S. GAAP for complete financial statements.

     XL Capital Ltd through its wholly-owned subsidiaries, including XL Insurance Ltd, XL Mid Ocean Reinsurance Ltd, XL Capital Products Ltd, The Brockbank Group plc and NAC Re Corp., provides insurance and reinsurance coverages and financial products worldwide. As of September 30, 1999, XL had consolidated assets of approximately $14.1 billion and consolidated shareholders equity of approximately $5.4 billion. Additional information is available on the XL web site: www.xl-capital.com.

                                      # # #

                                                    XL CAPITAL LTD
                                         SUPPLEMENTAL SELECTED FINANCIAL DATA
                                                      (UNAUDITED)

                                Twelve Months
                                   Ended             Nine Months Ended           Six Months Ended             Three Months Ended
                                 December 31           September 30                    June 30                    March 31
                                 ------------    --------------------------  --------------------------  ---------------------------

                                    1998            1999          1998          1999           1998         1999           1998

                                 ------------    ------------  ------------  ------------   -----------  ------------   ------------

Selected Income Statement Data
Gross premiums written             1,643,539      $1,862,913    $1,237,959    $1,233,296      $743,556     $ 731,991      $ 443,740
Net premiums written               1,324,264       1,466,823     1,036,855       972,006       626,544       583,921        378,395

  Revenues
  Net premiums earned              1,324,291       1,289,868       922,853       801,139       538,717       386,753        274,149
  Net investment income              417,290         398,833       291,426       268,273       180,106       135,680         92,923
  Realized (losses) gains            211,204          72,389       164,225        85,060       135,749        67,476         77,349
  Equity in net earnings
      of affiliates                   50,292          24,707        53,673         9,335        36,222        (7,307)        15,501
  Fees and other income               22,325          43,221        14,176        14,421         5,609        10,551          4,172

                                 -----------     -----------   -----------   -----------    ----------   ------------   -----------

                                   2,025,402       1,829,018     1,446,353     1,178,228       896,403       593,153        464,094
  Expenses
  Net losses and loss expenses       841,517         875,635       589,135       565,622       336,639       214,450        175,763
  Acquisition costs and
      administration expenses        436,598         498,687       307,172       326,615       173,448       143,157         84,040
  Interest expense                    33,444          35,220        23,333        19,806        14,613        11,025          7,111
  Amortization of intangible
      assets                          26,881          37,049        12,685        23,185         6,557        10,407          3,347

Income before minority interest
  and income tax expense             686,962         382,427       514,028       243,000       365,146       214,114        193,833

Net income                           656,330       $ 409,921     $ 491,993     $ 272,519      $351,722     $ 209,811      $ 186,300

Weighted average number of ordinary
  shares and ordinary share
  equivalents (diluted)              116,206         130,727       110,656       131,359       105,173       132,404        105,270

Per Share
  Net income                          $ 5.68          $ 3.15        $ 4.47        $ 2.08        $ 3.36        $ 1.59         $ 1.78
  Realized losses (gains) and
    one time charges                   (1.59)           0.23         (1.25)         0.14         (1.25)        (0.50)         (0.71)
                                 -----------     -----------   -----------  ------------    ----------   -----------    -----------
  GAAP operating income               $ 4.09          $ 3.38        $ 3.22        $ 2.22        $ 2.11        $ 1.09         $ 1.07
  Amortization of intangible
    assets                              0.22            0.28          0.11          0.17          0.07          0.08           0.03
                                 -----------     -----------   -----------  ------------    ----------   -----------    -----------
  Economic operating income           $ 4.31          $ 3.66        $ 3.33        $ 2.39        $ 2.18        $ 1.17         $ 1.10
                                 ===========     ===========   ===========  ============    ==========   ===========    ===========

Operating ratios:
   Loss and loss expense                63.5%           60.5%         63.8%         58.7%         62.5%         55.4%          64.1%
   Underwriting expense                 31.6%           35.2%         31.4%         35.1%         32.2%         37.0%          30.7%
   Combined expense                     95.1%           95.7%         95.2%         93.8%         94.7%         92.4%          94.8%


This consolidated financial data includes the merger with NAC Re Corp., which has been accounted for as a "pooling of interests" under US GAAP, and is based upon the Company's new fiscal year end of December 31.

                                 XL CAPITAL LTD
                      SUPPLEMENTAL SELECTED FINANCIAL DATA
                                   (UNAUDITED)


                                Twelve Months
                                   Ended             Nine Months Ended           Six Months Ended             Three Months Ended
                                 December 31           September 30                    June 30                    March 31
                                 ------------    --------------------------  --------------------------  ---------------------------
                                    1998            1999          1998          1999           1998         1999           1998
                                 ------------    ------------  ------------  ------------   -----------  ------------   ------------

Selected Income Statement Data
Gross premiums written             $405,580         $629,617      $494,403     $501,305       $ 299,816   $ 731,991      $ 443,740
Net premiums written                287,409          494,817       410,311      388,085         248,149     583,921        378,395

  Revenues
  Net premiums earned               401,438          488,729       384,136      414,386         264,568     386,753        274,149
  Net investment income             125,864          130,560       111,320      132,593          87,183     135,680         92,923
  Realized (losses) gains            46,979          (12,671)       28,476       17,584          58,400      67,476         77,349
  Equity in net earnings of
    affiliates                       (3,381)          15,372        17,451       16,642          20,721      (7,307)        15,501
  Fees and other income               8,149           28,800         8,567        3,870           1,437      10,551          4,172

                                 ----------       ----------   -----------     --------    ------------   ---------   ------------
                                    579,049          650,790       549,950      585,075         432,309     593,153        464,094
  Expenses
  Net losses and loss expenses      252,382          310,013       252,496      351,172         160,876     214,450        175,763
  Acquisition costs and
      administration expenses       129,426          172,072       133,724      183,458          89,408     143,157         84,040
  Interest expense                   10,111           15,414         8,720        8,781           7,502      11,025          7,111
  Amortization of intangible
    assets                           14,196           13,864         6,128       12,778           3,210      10,407          3,347

Income before minority interest
  and income tax expense            172,934          139,427       148,882       28,886         171,313     214,114        193,833

Net income                          164,337         $137,402      $140,271     $ 62,708       $ 165,422  $  209,811      $ 186,300

Weighted average number of
  ordinary shares and ordinary
  share equivalents (diluted)       131,647          129,032       121,076      129,876         105,173     132,404        105,270

Per Share
  Net income                         $ 1.25           $ 1.07        $ 1.17       $ 0.49          $ 1.58      $ 1.59         $ 1.78
  Realized losses (gains) and
    one time charges                  (0.33)            0.10         (0.07)        0.64           (0.54)      (0.50)         (0.71)
                                 ----------       ----------   -----------     --------    ------------    --------   ------------
  GAAP operating income              $ 0.92           $ 1.17        $ 1.10       $ 1.13          $ 1.04      $ 1.09         $ 1.07
  Amortization of intangible
    assets                             0.11             0.11          0.05         0.10            0.03        0.08           0.03
                                 ----------       ----------   -----------     --------    ------------    --------   ------------
  Economic operating income          $ 1.03           $ 1.28        $ 1.15       $ 1.23          $ 1.07      $ 1.17         $ 1.10
                                 ==========       ==========   ===========     ========    ============    ========   ============

Operating ratios:
  Loss and loss expense               62.9%            63.4%         65.7%        61.8%           60.8%      55.4%          64.1%
  Underwriting expense                32.2%            35.2%         30.3%        33.4%           33.8%      37.0%          30.7%
  Combined expense                    95.1%            98.6%         96.0%        95.2%           94.6%      92.4%          94.8%


This consolidated financial data includes the merger with NAC Re Corp., which has been accounted for as a "pooling of interests" under US GAAP, and is based upon the Company's new fiscal year end of December 31.